                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 22, 2004

                              Home Federal Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

                                     0-18847
                            (Commission File Number)

                      Indiana                             35-1807839
(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana                   47201
(Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_____ Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

         Home Federal Bancorp's Shareholder Rights Plan, which became effective in November 1994, and the Rights granted to holders of common stock to purchase additional common stock upon the occurrence of certain events, expired on the stated termination date at the close of business on November 22, 2004. The company determined not to take action to renew or extend the Shareholder Rights
Plan and, accordingly, as of November 22, 2004, the holders of common shares no longer have any rights pursuant to the Shareholder Rights Plan.

         Home Federal Bancorp has no current plan to propose or adopt a new
Shareholder Rights Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 9, 2004             HOME FEDERAL BANCORP

                                   By:/s/ Lawrence E. Welker
                                      Lawrence E. Welker
                                      Executive Vice President and Chief
                                      Financial Officer